Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
March 31, 2017

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Business Segments Selected Financial Information

Table 5	Average Balances and Interest Rates

Table 6a	Loans and Leases Held for Investment

Table 6b	Deposits

Table 7	General and Administrative Expense

Table 8	Non-Performing Assets

Table 9a	Allowance for Loan and Lease Losses Activity

Table 9b	Allowance for Loan and Lease Losses Ratio

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Adjusted Efficiency Ratio
	Table 10c	Regulatory Capital (bank level)
	Table 10d	Regulatory Capital (EFC consolidated)
	Table 10e	Tangible Equity, Tangible Common Equity, Tangible Common Equity Per Common Share and Tangible Assets

Table 11	Residential Mortgage Lending

EverBank Financial Corp and Subsidiaries
Financial Highlights			Table 1
	As of and for the Three Months Ended
(dollars in thousands, except per share amounts)	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016
Operating Results:
Total revenue(1)	$229,602	$264,304	$203,534
Net interest income	179,345	189,494	173,781
Provision for loan and lease losses	15,680	21,967	8,919
Noninterest income	50,257	74,810	29,753
Noninterest expense	153,126	151,912	149,430
Net income allocated to common shareholders	36,006	55,790	25,393
Net earnings per common share, diluted	0.28	0.43	0.20
Performance Metrics:
Adjusted net earnings per common share, diluted(2)	$0.20	$0.34	$0.32
Yield on interest-earning assets	3.89%	3.82%	3.85%
Cost of interest-bearing liabilities	1.29%	1.16%	1.14%
Net interest margin	2.79%	2.80%	2.82%
Return on average assets	0.56%	0.83%	0.43%
Return on average risk-weighted assets(3)	0.88%	1.29%	0.66%
Return on average equity(4)	7.6%	12.3%	6.0%
Adjusted return on average equity(5)	5.5%	9.8%	9.3%
Efficiency ratio(6)	67%	57%	73%
Adjusted efficiency ratio(7)	72%	62%	66%
Loans and leases held for investment as a percentage of deposits	121%	120%	120%
Loans and leases held for investment excluding government insured pool buyouts as a percentage of deposits	93%	93%	97%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(8)	0.60%	0.70%	0.53%
Net charge-offs to average loans and leases held for investment	0.41%	0.15%	0.07%
ALLL as a percentage of loans and leases held for investment	0.41%	0.44%	0.37%
Government insured pool buyouts as a percentage of loans and leases held for investment	24%	22%	19%
Capital:
Common equity tier 1 ratio (EFC consolidated; see Table 10d)	11.0%	10.5%	9.9%
Tier 1 leverage ratio (bank level; see Table 10c)	8.4%	8.0%	8.2%
Total risk-based capital ratio (bank level; see Table 10c)	13.9%	13.4%	12.9%
Tangible common equity per common share(9)	$14.56	$14.31	$13.23
Consumer Banking Metrics:
Unpaid principal balance of loans originated	$1,618,026	$2,062,665	$1,797,131
Jumbo residential mortgage loans originated	695,621	765,775	724,536
Unpaid principal balance of loans serviced for the Company and others	39,918,634	39,945,266	41,013,022
Consumer Banking loans as a percentage of loans and leases held for investment	57%	55%	55%
Consumer deposits	$14,756,051	$15,032,056	$14,685,281
Commercial Banking Metrics:
Loan and lease originations:
Commercial and commercial real estate	$218,852	$351,434	$364,978
Equipment financing receivables	256,476	332,148	299,751
Commercial Banking loan and lease sales	11,586	208,252	277,738
Commercial Banking loans as a percentage of loans and leases held for investment	43%	45%	45%
Commercial deposits	$4,535,630	$4,606,172	$4,311,196
Market Price Per Share of Common Stock:
Closing	$19.48	$19.45	$15.63
High	19.48	19.45	15.96
Low	19.39	19.25	12.58

See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes
(Dollars in thousands)

(1)	Total revenue is defined as net interest income before provision for loan and lease losses and total noninterest income.

(2)
Adjusted net earnings per common share, diluted is calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. Adjusted net income includes adjustments to our net income for certain significant items that we believe are not reflective of our ongoing business or operating performance. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(3)
Return on average risk-weighted assets equals net income divided by average risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For detailed information regarding regulatory capital (EFC consolidated), see Table 10d.

(4)
Return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock).

(5)
Adjusted return on average equity is calculated as adjusted net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of adjusted net income to net income, see Table 10a.

(6)	The efficiency ratio represents noninterest expense as a percentage of total revenue. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue.

(7)
The adjusted efficiency ratio represents adjusted noninterest expense as a percentage of adjusted total revenue based on adjusted net income. The adjusted efficiency ratio is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is the efficiency ratio. For a reconciliation of adjusted net income to net income, see Table 10a. For detailed information regarding the adjusted efficiency ratio, see Table 10b. We use the adjusted efficiency ratio to measure adjusted noninterest costs expended to generate a dollar of adjusted revenue.

(8)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 8.

(9)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10e). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding. Tangible common equity per common share is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income			Table 2
	Three Months Ended
(dollars in thousands, except per share data)	Mar 31, 2017	Dec 31, 2016	Mar 31, 2016
Interest Income
Interest and fees on loans and leases	$245,381	$250,138	$231,059
Interest and dividends on investment securities	6,673	7,597	7,404
Other interest income	1,296	664	396
Total interest income	253,350	258,399	238,859
Interest Expense
Deposits	43,086	41,273	39,090
Other borrowings	30,919	27,632	25,988
Total interest expense	74,005	68,905	65,078
Net Interest Income	179,345	189,494	173,781
Provision for loan and lease losses	15,680	21,967	8,919
Net Interest Income after Provision for Loan and Lease Losses	163,665	167,527	164,862
Noninterest Income
Loan servicing fee income	22,908	22,633	23,441
Amortization of mortgage servicing rights	(15,505)	(18,129)	(14,731)
Recovery (impairment) of mortgage servicing rights	22,644	21,192	(22,542)
Net loan servicing income (loss)	30,047	25,696	(13,832)
Gain on sale of loans	447	28,184	28,751
Loan production revenue	5,315	6,495	5,260
Deposit fee income	2,000	1,649	3,102
Other lease income	4,042	4,284	4,367
Other	8,406	8,502	2,105
Total noninterest income	50,257	74,810	29,753
Noninterest Expense
Salaries, commissions and other employee benefits expense	91,633	88,736	91,640
Equipment expense	16,314	15,514	15,917
Occupancy expense	6,608	5,867	6,264
General and administrative expense	38,571	41,795	35,609
Total noninterest expense	153,126	151,912	149,430
Income before Provision for Income Taxes	60,796	90,425	45,185
Provision for Income Taxes	22,259	32,104	17,261
Net Income	$38,537	$58,321	$27,924
Net Income Allocated to Preferred Stock	(2,531)	(2,531)	(2,531)
Net Income Allocated to Common Shareholders	$36,006	$55,790	$25,393
Net Earnings per Common Share, Basic	$0.28	$0.44	$0.20
Net Earnings per Common Share, Diluted	$0.28	$0.43	$0.20
Dividends Declared per Common Share	$0.06	$0.06	$0.06
Dividend payout ratio(1)	21.43%	13.64%	30.00%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	127,483	126,175	125,125
Diluted	129,855	128,912	126,045

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Assets
Cash and due from banks	$48,160	$36,654	$54,380	$62,512	$90,478
Interest-bearing deposits in banks	831,496	754,784	534,284	559,434	510,167
Total cash and cash equivalents	879,656	791,438	588,664	621,946	600,645
Investment securities:
Available for sale, at fair value	447,593	485,836	486,902	461,141	504,769
Held to maturity	92,472	89,457	100,928	104,205	101,305
Other investments	263,644	253,018	294,710	271,606	234,406
Total investment securities	803,709	828,311	882,540	836,952	840,480
Loans held for sale	1,440,114	1,443,263	2,112,855	1,485,747	1,137,702
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	23,400,992	23,556,977	23,932,724	23,218,614	22,756,113
Allowance for loan and lease losses	(95,158)	(103,304)	(90,170)	(84,250)	(83,485)
Total loans and leases held for investment, net	23,305,834	23,453,673	23,842,554	23,134,364	22,672,628
Mortgage servicing rights (MSR), net	293,726	273,941	249,106	274,356	312,671
Premises and equipment, net	40,989	43,594	46,525	48,486	50,901
Other assets	1,012,551	1,003,866	980,801	952,459	1,026,372
Total Assets	$27,776,579	$27,838,086	$28,703,045	$27,354,310	$26,641,399
Liabilities
Deposits:
Noninterest-bearing	$1,662,173	$1,750,529	$2,071,154	$1,510,198	$1,499,063
Interest-bearing	17,629,508	17,887,699	17,572,194	17,301,564	17,497,414
Total deposits	19,291,681	19,638,228	19,643,348	18,811,762	18,996,477
Other borrowings	5,756,000	5,506,000	6,487,000	6,022,000	5,147,000
Trust preferred securities and subordinated notes payable	360,378	360,278	360,179	360,079	365,167
Accounts payable and accrued liabilities	309,157	317,248	316,962	303,110	276,852
Total Liabilities	25,717,216	25,821,754	26,807,489	25,496,951	24,785,496
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	150,000	150,000
Common Stock	1,279	1,270	1,254	1,253	1,252
Additional paid-in capital	914,894	905,573	882,386	879,169	877,275
Retained earnings	1,039,357	1,011,011	962,749	935,670	924,165
Accumulated other comprehensive loss	(46,167)	(51,522)	(100,833)	(108,733)	(96,789)
Total Shareholders’ Equity	2,059,363	2,016,332	1,895,556	1,857,359	1,855,903
Total Liabilities and Shareholders’ Equity	$27,776,579	$27,838,086	$28,703,045	$27,354,310	$26,641,399

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 4
(dollars in thousands)	Consumer Banking	Commercial Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended March 31, 2017
Net interest income	$108,556	$75,756	$(4,967)	$—	$179,345
Provision for loan and lease losses	120	15,560	—	—	15,680
Net interest income after provision for loan and lease losses	108,436	60,196	(4,967)	—	163,665
Noninterest income	41,868	8,246	143	—	50,257
Noninterest expense	87,154	33,018	32,954	—	153,126
Income (loss) before income tax	63,150	35,424	(37,778)	—	60,796
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	2,575	—	2,199	—	4,774
Increase (decrease) in Bank of Florida non-accretable discount	—	(24)	—	—	(24)
MSR impairment (recovery)	(22,644)	—	—	—	(22,644)
Restructuring cost	—	—	227	—	227
Adjusted income (loss) before income tax	$43,081	$35,400	$(35,352)	$—	$43,129
Total assets as of March 31, 2017	$17,696,696	$10,299,803	$283,505	$(503,425)	$27,776,579
Total deposits as of March 31, 2017	14,756,051	4,535,630	—	—	19,291,681

Three Months Ended December 31, 2016
Net interest income	$109,841	$84,816	$(5,163)	$—	$189,494
Provision for loan and lease losses	6,335	15,632	—	—	21,967
Net interest income after provision for loan and lease losses	103,506	69,184	(5,163)	—	167,527
Noninterest income	62,945	11,138	727	—	74,810
Noninterest expense	90,849	31,539	29,524	—	151,912
Income (loss) before income tax	75,602	48,783	(33,960)	—	90,425
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	33	—	2,459	—	2,492
Increase (decrease) in Bank of Florida non-accretable discount	—	35	—	—	35
MSR impairment (recovery)	(21,192)	—	—	—	(21,192)
Restructuring cost	(153)	—	—	—	(153)
Adjusted income (loss) before income tax	$54,289	$48,819	$(31,501)	$—	$71,607
Total assets as of December 31, 2016	$17,360,662	$10,672,692	$284,351	$(479,619)	$27,838,086
Total deposits as of December 31, 2016	15,032,056	4,606,172	—	—	19,638,228

Three Months Ended March 31, 2016
Net interest income	$97,520	$80,568	$(4,307)	$—	$173,781
Provision for loan and lease losses	3,334	5,585	—	—	8,919
Net interest income after provision for loan and lease losses	94,186	74,983	(4,307)	—	164,862
Noninterest income	15,579	14,035	139	—	29,753
Noninterest expense	88,073	32,986	28,371	—	149,430
Income (loss) before income tax	21,692	56,032	(32,539)	—	45,185
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	(328)	—	259	—	(69)
Increase (decrease) in Bank of Florida non-accretable discount	—	(22)	—	—	(22)
MSR impairment (recovery)	22,542	—	—	—	22,542
Restructuring cost	118	379	209	—	706
Adjusted income (loss) before income tax	$44,024	$56,389	$(32,071)	$—	$68,342
Total assets as of March 31, 2016	$16,294,379	$10,486,284	$298,701	$(437,965)	$26,641,399
Total deposits as of March 31, 2016	14,685,281	4,311,196	—	—	18,996,477

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates(1) (2) (3)							Table 5
	Three Months Ended March 31, 2017			Three Months Ended December 31, 2016			Three Months Ended March 31, 2016
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$658,278	$1,296	0.80%	$478,349	$664	0.55%	$312,614	$396	0.51%
Investments	797,066	6,673	3.37%	821,439	7,597	3.69%	876,401	7,404	3.39%
Loans held for sale	1,511,061	13,823	3.66%	2,032,773	16,971	3.34%	2,023,076	17,156	3.39%
Loans and leases held for investment:
Consumer Banking:
Residential mortgages:
Residential	6,532,955	50,722	3.11%	6,614,280	46,075	2.79%	7,063,490	55,495	3.14%
Government insured pool buyouts	5,560,690	69,355	4.99%	5,293,008	67,631	5.11%	4,429,707	53,479	4.83%
Residential mortgages	12,093,645	120,077	3.97%	11,907,288	113,706	3.82%	11,493,197	108,974	3.79%
Home equity lines and other	1,251,282	10,735	3.48%	1,197,056	10,364	3.44%	524,890	5,317	4.07%
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,795,691	42,787	4.51%	3,872,777	47,131	4.81%	4,033,661	48,103	4.75%
Mortgage warehouse finance	1,809,621	13,904	3.07%	2,555,703	18,593	2.85%	1,846,294	12,999	2.79%
Lender finance	1,592,743	15,208	3.82%	1,568,450	15,392	3.84%	1,287,134	11,214	3.45%
Commercial and commercial real estate	7,198,055	71,899	4.00%	7,996,930	81,116	3.99%	7,167,089	72,316	4.01%
Equipment financing receivables	2,546,616	28,847	4.53%	2,505,809	27,981	4.47%	2,377,047	27,296	4.59%
Total loans and leases held for investment	23,089,598	231,558	4.01%	23,607,083	233,167	3.93%	21,562,223	213,903	3.96%
Total interest-earning assets	26,056,003	$253,350	3.89%	26,939,644	$258,399	3.82%	24,774,314	$238,859	3.85%
Noninterest-earning assets	1,264,535			1,277,903			1,423,049
Total assets	$27,320,538			$28,217,547			$26,197,363
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$4,002,510	$7,202	0.73%	$3,762,726	$6,398	0.68%	$3,641,030	$6,197	0.68%
Market-based money market accounts	345,271	519	0.61%	345,330	530	0.61%	341,235	518	0.61%
Savings and money market accounts, excluding market-based	6,209,669	11,307	0.74%	6,307,436	11,117	0.70%	6,444,921	12,506	0.78%
Market-based time	318,884	683	0.87%	322,801	680	0.84%	369,649	774	0.84%
Time, excluding market-based	6,785,014	23,375	1.40%	6,990,162	22,548	1.28%	6,333,503	19,095	1.20%
Total deposits	17,661,348	43,086	0.99%	17,728,455	41,273	0.93%	17,130,338	39,090	0.91%
Borrowings:
Trust preferred securities and subordinated notes payable	360,312	5,126	5.69%	360,213	5,296	5.88%	293,781	4,462	6.08%
Long-term FHLB advances	4,911,778	25,412	2.07%	4,786,685	21,552	1.76%	3,824,527	20,018	2.07%
Short-term FHLB advances	240,833	381	0.63%	727,717	784	0.42%	1,429,945	1,508	0.42%
Total borrowings	5,512,923	30,919	2.24%	5,874,615	27,632	1.85%	5,548,253	25,988	1.86%
Total interest-bearing liabilities	23,174,271	74,005	1.29%	23,603,070	68,905	1.16%	22,678,591	65,078	1.14%
Noninterest-bearing demand deposits	1,771,029			2,238,287			1,285,853
Other noninterest-bearing liabilities	341,859			417,869			376,071
Total liabilities	25,287,159			26,259,226			24,340,515
Total shareholders’ equity	2,033,379			1,958,321			1,856,848
Total liabilities and shareholders’ equity	$27,320,538			$28,217,547			$26,197,363
Net interest income/spread		$179,345	2.60%		$189,494	2.66%		$173,781	2.71%
Net interest margin			2.79%			2.80%			2.82%
Memo: Total deposits including noninterest-bearing	$19,432,377	$43,086	0.90%	$19,966,742	$41,273	0.82%	$18,416,191	$39,090	0.85%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries

Loans and Leases Held for Investment					Table 6a
(dollars in thousands)	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Consumer Banking:
Residential mortgages:
Residential	$6,514,620	$6,564,126	$6,653,526	$6,961,746	$7,254,377
Government insured pool buyouts	5,501,861	5,249,552	5,139,215	4,403,338	4,396,059
Residential mortgages	12,016,481	11,813,678	11,792,741	11,365,084	11,650,436
Home equity lines and other	1,273,057	1,244,332	1,173,155	1,073,656	917,856
Total Consumer Banking	13,289,538	13,058,010	12,965,896	12,438,740	12,568,292
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,787,206	3,756,509	3,882,297	3,831,432	3,883,821
Mortgage warehouse finance	2,121,810	2,592,799	3,076,511	3,035,329	2,603,163
Lender finance	1,640,250	1,589,554	1,495,585	1,450,638	1,300,254
Commercial and commercial real estate	7,549,266	7,938,862	8,454,393	8,317,399	7,787,238
Equipment financing receivables	2,562,188	2,560,105	2,512,435	2,462,475	2,400,583
Total Commercial Banking	10,111,454	10,498,967	10,966,828	10,779,874	10,187,821
Loans and leases held for investment, net of unearned income	23,400,992	23,556,977	23,932,724	23,218,614	22,756,113
Allowance for loan and lease losses	(95,158)	(103,304)	(90,170)	(84,250)	(83,485)
Total loans and leases held for investment, net	$23,305,834	$23,453,673	$23,842,554	$23,134,364	$22,672,628
The balances presented above include:
Net purchased loan and lease discounts	$110,650	$104,558	$82,560	$71,636	$63,250
Net deferred loan and lease origination costs	$124,547	$123,484	$125,346	$125,555	$125,877

Deposits					Table 6b
(dollars in thousands)	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Noninterest-bearing demand	$1,662,173	$1,750,529	$2,071,154	$1,510,198	$1,499,063
Interest-bearing demand	4,093,032	3,924,294	3,585,418	3,696,048	3,694,755
Market-based money market accounts	345,462	340,777	353,613	358,649	353,742
Savings and money market accounts, excluding market-based	5,932,401	6,429,407	6,271,548	6,478,326	6,892,789
Market-based time	315,707	316,321	327,472	341,993	358,566
Time, excluding market-based	6,942,906	6,876,900	7,034,143	6,426,548	6,197,562
Total deposits	$19,291,681	$19,638,228	$19,643,348	$18,811,762	$18,996,477

General and Administrative Expense					Table 7
	Three Months Ended
(dollars in thousands)	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Legal and professional fees, excluding consent order expense	$6,785	$6,459	$11,815	$5,488	$4,998
Credit-related expenses	3,086	2,542	6,862	6,388	4,907
FDIC premium assessment and other agency fees	7,362	10,532	8,097	6,903	7,241
Advertising and marketing expense	5,407	7,464	5,685	4,911	4,911
Other	15,931	14,798	13,123	13,910	13,552
Total general and administrative expense	$38,571	$41,795	$45,582	$37,600	$35,609

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 8
(dollars in thousands)	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Non-accrual loans and leases:
Consumer Banking:
Residential mortgages	$31,832	$32,405	$33,607	$27,580	$28,644
Home equity lines and other	6,256	7,083	6,741	6,678	6,151
Commercial Banking:
Commercial and commercial real estate	79,165	102,255	106,790	65,962	66,945
Equipment financing receivables	40,969	41,141	37,677	28,833	26,676
Total non-accrual loans and leases	158,222	182,884	184,815	129,053	128,416
Total non-performing loans (NPL)	158,222	182,884	184,815	129,053	128,416
Other real estate owned (OREO)	8,622	11,390	11,866	13,477	14,072
Total non-performing assets (NPA)	166,844	194,274	196,681	142,530	142,488
Troubled debt restructurings (TDR) less than 90 days past due	15,460	14,118	14,865	14,760	15,814
Total NPA and TDR(1)	$182,304	$208,392	$211,546	$157,290	$158,302

Total NPA and TDR	$182,304	$208,392	$211,546	$157,290	$158,302
Government insured 90 days or more past due still accruing	3,928,264	3,725,159	3,706,213	3,211,913	3,255,744
Loans accounted for under ASC 310-30:
90 days or more past due	2,705	3,437	3,823	4,130	4,858
Total regulatory NPA and TDR	$4,113,273	$3,936,988	$3,921,582	$3,373,333	$3,418,904
Adjusted credit quality ratios excluding government insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.64%	0.73%	0.71%	0.52%	0.54%
NPA to total assets	0.60%	0.70%	0.69%	0.52%	0.53%
NPA and TDR to total assets	0.66%	0.75%	0.74%	0.58%	0.59%
Credit quality ratios including government insured loans and loans accounted for under ASC 310-30:
NPL to total loans	16.52%	15.71%	15.01%	13.59%	14.23%
NPA to total assets	14.75%	14.09%	13.61%	12.28%	12.77%
NPA and TDR to total assets	14.81%	14.14%	13.66%	12.33%	12.83%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 9a
	Three Months Ended
(dollars in thousands)	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
ALLL, beginning of period	$103,304	$90,170	$84,250	$83,485	$78,137
Charge-offs:
Consumer Banking:
Residential mortgages	1,058	2,399	2,290	2,176	1,845
Home equity lines and other	331	735	505	275	219
Commercial Banking:
Commercial and commercial real estate	19,999	3,886	79	—	69
Equipment financing receivables	3,525	3,005	4,006	3,935	2,564
Total charge-offs	24,913	10,025	6,880	6,386	4,697
Recoveries:
Consumer Banking:
Residential mortgages	150	156	57	272	232
Home equity lines and other	159	93	52	69	80
Commercial Banking:
Commercial and commercial real estate	314	1	133	4	77
Equipment financing receivables	464	942	488	794	737
Total recoveries	1,087	1,192	730	1,139	1,126
Net charge-offs	23,826	8,833	6,150	5,247	3,571
Provision for loan and lease losses	15,680	21,967	12,070	6,012	8,919
ALLL, end of period	$95,158	$103,304	$90,170	$84,250	$83,485
Net charge-offs to average loans and leases held for investment	0.41%	0.15%	0.10%	0.09%	0.07%

Allowance for Loan and Lease Losses Ratio					Table 9b
(dollars in thousands)	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
ALLL	$95,158	$103,304	$90,170	$84,250	$83,485
Loans and leases held for investment, net of unearned income	23,400,992	23,556,977	23,932,724	23,218,614	22,756,113
ALLL as a percentage of loans and leases held for investment	0.41%	0.44%	0.38%	0.36%	0.37%
Government insured pool buyouts as a percentage of loans and leases held for investment	24%	22%	21%	19%	19%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income					Table 10a
	Three Months Ended
(dollars in thousands, except per share data)	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Net income	$38,537	$58,321	$37,131	$21,555	$27,924
Gain on repurchase of trust preferred securities, net of tax	—	—	—	(916)	—
Transaction expense and non-recurring regulatory related expense, net of tax	3,644	1,545	4,220	187	(43)
Increase (decrease) in Bank of Florida non-accretable discount, net of tax	(15)	22	—	(201)	(14)
MSR impairment (recovery), net of tax	(14,039)	(13,140)	14,365	22,861	13,976
Restructuring cost, net of tax	141	(95)	(1,589)	(442)	438
Adjusted net income	$28,268	$46,653	$54,127	$43,044	$42,281
Adjusted net income allocated to preferred stock	2,531	2,531	2,532	2,531	2,531
Adjusted net income allocated to common shareholders	$25,737	$44,122	$51,595	$40,513	$39,750
Adjusted net earnings per common share, basic	$0.20	$0.35	$0.41	$0.32	$0.32
Adjusted net earnings per common share, diluted	$0.20	$0.34	$0.40	$0.32	$0.32
Weighted average common shares outstanding:
(units in thousands)
Basic	127,483	126,175	125,382	125,294	125,125
Diluted	129,855	128,912	127,453	126,612	126,045

Adjusted Efficiency Ratio					Table 10b
	Three Months Ended
(dollars in thousands)	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Net interest income	$179,345	$189,494	$189,635	$177,440	$173,781
Noninterest income	50,257	74,810	43,334	19,168	29,753
Total revenue	229,602	264,304	232,969	196,608	203,534
Adjustment items (pre-tax):
Gain on repurchase of trust preferred securities	—	—	—	(1,478)	—
MSR impairment (recovery)	(22,644)	(21,192)	23,170	36,872	22,542
Restructuring cost	—	(4)	—	(129)	—
Adjusted total revenue	$206,958	$243,108	$256,139	$231,873	$226,076

Noninterest expense	$153,126	$151,912	$161,765	$155,840	$149,430
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	(4,774)	(2,492)	(6,806)	(302)	69
Restructuring cost	(227)	149	2,563	584	(706)
Adjusted noninterest expense	$148,125	$149,569	$157,522	$156,122	$148,793

GAAP efficiency ratio	67%	57%	69%	79%	73%
Adjusted efficiency ratio	72%	62%	61%	67%	66%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital (bank level)							Table 10c
(dollars in thousands)			Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Shareholders’ equity			$2,298,542	$2,261,883	$2,161,524	$2,124,090	$2,123,612
Less:	Goodwill and other intangibles		(47,207)	(47,152)	(47,227)	(47,318)	(47,401)
	Disallowed servicing asset		—	—	—	—	(8,618)
Add:	Accumulated losses on securities and cash flow hedges		45,786	51,018	100,140	107,834	95,611
Tier 1 capital		(A)	2,297,121	2,265,749	2,214,437	2,184,606	2,163,204
Add:	Allowance for loan and lease losses		95,902	104,143	90,948	84,994	84,134
Total regulatory capital		(B)	$2,393,023	$2,369,892	$2,305,385	$2,269,600	$2,247,338

Adjusted total assets		(C)	$27,311,415	$28,208,963	$28,189,485	$26,946,525	$26,232,737
Risk-weighted assets		(D)	17,217,435	17,677,886	18,435,220	17,998,277	17,362,622

Tier 1 leverage ratio		(A)/(C)	8.4%	8.0%	7.9%	8.1%	8.2%
Tier 1 risk-based capital ratio		(A)/(D)	13.3%	12.8%	12.0%	12.1%	12.5%
Total risk-based capital ratio		(B)/(D)	13.9%	13.4%	12.5%	12.6%	12.9%

Regulatory Capital (EFC consolidated)							Table 10d
(dollars in thousands)			Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Shareholders’ equity			$2,059,363	$2,016,332	$1,895,556	$1,857,359	$1,855,903
Less:	Preferred stock		(150,000)	(150,000)	(150,000)	(150,000)	(150,000)
	Goodwill and other intangibles		(47,207)	(47,152)	(47,227)	(47,318)	(47,401)
	Disallowed servicing asset		(12,697)	(6,593)	(3,060)	(16,132)	(33,609)
Add:	Accumulated losses on securities and cash flow hedges		46,167	51,522	100,833	108,733	96,789
Common tier 1 capital		(E)	1,895,626	1,864,109	1,796,102	1,752,642	1,721,682
Add:	Preferred stock		150,000	150,000	150,000	150,000	150,000
Add:	Additional tier 1 capital (trust preferred securities)		98,750	98,750	98,750	98,750	103,750
Tier 1 capital		(F)	2,144,376	2,112,859	2,044,852	2,001,392	1,975,432
Add:	Subordinated notes payable		261,628	261,528	261,428	261,329	261,417
Add:	Allowance for loan and lease losses		95,902	104,143	90,948	84,994	84,134
Total regulatory capital		(G)	$2,501,906	$2,478,530	$2,397,228	$2,347,715	$2,320,983

Adjusted total assets		(H)	$27,306,386	$28,215,972	$28,192,055	$26,917,493	$26,220,573
Risk-weighted assets		(I)	17,220,728	17,686,099	18,448,080	17,990,693	17,349,099

Common equity tier 1 ratio		(E)/(I)	11.0%	10.5%	9.7%	9.7%	9.9%
Tier 1 leverage ratio		(F)/(H)	7.9%	7.5%	7.3%	7.4%	7.5%
Tier 1 risk-based capital ratio		(F)/(I)	12.5%	12.0%	11.1%	11.1%	11.4%
Total risk-based capital ratio		(G)/(I)	14.5%	14.0%	13.0%	13.0%	13.4%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Tangible Equity, Tangible Common Equity, Tangible Common Equity Per Common Share and Tangible Assets					Table 10e

(dollars in thousands except share and per share amounts)	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Shareholders’ equity	$2,059,363	$2,016,332	$1,895,556	$1,857,359	$1,855,903
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	817	996	1,176	1,355	1,535
Tangible equity	2,011,687	1,968,477	1,847,521	1,809,145	1,807,509
Less:
Perpetual preferred stock	150,000	150,000	150,000	150,000	150,000
Tangible common equity	$1,861,687	$1,818,477	$1,697,521	$1,659,145	$1,657,509

Common shares outstanding at period end	127,819,917	127,036,740	125,437,973	125,324,413	125,247,099
Book value per common share	$14.94	$14.69	$13.92	$13.62	$13.62
Tangible common equity per common share	14.56	14.31	13.53	13.24	13.23

Total assets	$27,776,579	$27,838,086	$28,703,045	$27,354,310	$26,641,399
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	817	996	1,176	1,355	1,535
Tangible assets	$27,728,903	$27,790,231	$28,655,010	$27,306,096	$26,593,005

EverBank Financial Corp and Subsidiaries
Residential Mortgage Lending					Table 11
	Three Months Ended
(dollars in thousands)	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Key Metrics:
Mortgage lending volume:
Agency	$815,957	$1,139,018	$1,466,079	$1,297,388	$872,338
Jumbo	695,621	765,775	869,808	883,252	724,536
Other	106,448	157,872	195,652	225,003	200,257
Mortgage lending volume	$1,618,026	$2,062,665	$2,531,539	$2,405,643	$1,797,131
Mortgage loans sold:(1)
Agency, excluding GNMA II	$977,584	$1,417,060	$1,235,695	$1,222,678	$828,796
Jumbo	276,954	708,514	320,960	456,140	981,304
GNMA II	—	—	—	3,362	7,308
Other	15,766	11,637	17,287	11,128	5,026
Mortgage loans sold	$1,270,304	$2,137,211	$1,573,942	$1,693,308	$1,822,434
Applications	$1,200,625	$1,162,949	$1,713,655	$1,557,100	$1,509,883
Rate locks	1,208,922	1,136,190	1,669,722	1,564,302	1,486,128
Mortgage Lending Volume by Channel:
Retail	$919,425	$1,406,276	$1,782,100	$1,750,962	$1,253,682
Consumer Direct	347,488	426,414	483,431	388,128	244,149
Correspondent	351,113	229,974	266,008	266,553	299,301
Purchase Activity (%):
Retail	74%	59%	60%	65%	59%
Consumer Direct	36%	19%	17%	14%	8%
Correspondent	79%	72%	76%	74%	69%
Total	67%	52%	54%	58%	54%

(1)
Excludes sales of loans to third party servicers out of government insured pool buyouts accounted for under ASC 310-30 since additional cash flows expected and/or realized in the pool are not recognized into earnings immediately but come in as a prospective adjustment to yield for the remainder of the pool.